UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 21, 2004

Jacobs Engineering Group Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-7463	95-4081636
(State of incorporation)	(SEC File No.)	(IRS Employer identification number)

1111 S. Arroyo Parkway, Pasadena, California	91105
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number (including area code): (626) 578-3500

Item 12.	Results of Operations and Financial Condition:

On January 21, 2004, Jacobs Engineering Group Inc. (the “Registrant”) issued a press release announcing its earnings results for the first quarter of fiscal 2004 and providing earnings guidance for fiscal 2004. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JACOBS ENGINEERING GROUP INC.

By:	/s/ John W. Prosser, Jr.

Name: Title:	John W. Prosser, Jr. Senior Vice President Finance and Administration

Date: January 21, 2004

Exhibit Index

99.1	Press Release dated January 21, 2004 announcing the Company’s earnings results for the first quarter of fiscal 2004 and providing earnings guidance for fiscal 2004.